UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WAFERGEN BIO-SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WAFERGEN BIO-SYSTEMS, INC.
7400 Paseo Padre Parkway
Fremont, California  94555

April 19, 2013

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of the stockholders of WaferGen Bio-systems, Inc. on May 30, 2013 at 10:00 a.m. Pacific Time at our offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555.

The purpose of the special meeting is to consider granting discretionary authority to our board of directors to amend our articles of incorporation to (1) increase the number of authorized and unissued shares of common stock available to the Company and (2) provide for a reverse stock split of the common stock.  As described in the accompanying proxy statement, the board of directors believes these proposals are in the best interests of our Company and its stockholders.

Your vote is very important to us and our business.  Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully.

Thank you for being a stockholder of our Company.

Sincerely,

Alnoor Shivji
Chairman of the Board of Directors

WAFERGEN BIO-SYSTEMS, INC.
7400 Paseo Padre Parkway
Fremont, California  94555

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2013

To the Stockholders of WaferGen Bio-systems, Inc.:

A special meeting of the stockholders of WaferGen Bio-systems, Inc., a Nevada corporation (“WaferGen,” the “Company,” “we,” “us” or “our”), will be held on May 30, 2013 at 10:00 a.m. Pacific Time at our offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555.  The purposes of the meeting are to:

1.
approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 300,000,000 to up to 1,000,000,000 at any time within one year after stockholder approval is obtained;

2.
approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-ten and not more than one-for-100, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion;

3.	approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing proposals; and

4.	transact any other business that may properly come before the special meeting or any adjournments or postponements thereof.

Our board of directors is not aware of any other business to come before the special meeting.  Only common stockholders of record at the close of business on April 12, 2013 are entitled to receive notice of, and to vote at, the special meeting.

Whether or not your plan to attend the meeting in person, please sign and return the enclosed proxy as soon as possible to ensure that all of your shares will be voted.  Additional information about voting is included in the accompanying proxy statement and proxy card.

By Order of the Board of Directors,

John Harland
Secretary

Fremont, California
April 19, 2013

Page
General	1

About the Special Meeting and Voting	2

Proposal 1:	Approval of Discretionary Amendment to Articles of Incorporation to Increase Authorized Common Stock	5

Proposal 2:	Approval of Discretionary Amendment to Articles of Incorporation to Effect Reverse Stock Split of Common Stock	8

Proposal 3:	Approval of Adjournment of the Special Meeting, if Necessary, to Seek Additional Proxies	14

i

WAFERGEN BIO-SYSTEMS, INC.
______________________

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
______________________

This proxy statement is furnished in connection with the solicitation on behalf of the board of directors of WaferGen Bio-systems, Inc., a Nevada corporation (“WaferGen,” the “Company,” “we,” “us” or “our”), of proxies to be voted at the special meeting of stockholders to be held on May 30, 2013 at 10:00 a.m. Pacific Time.  The special meeting will be held at our offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555.  The proxies may also be voted at any adjournments or postponements of the meeting.

The mailing address for our principal executive offices is WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, California 94555.

All properly executed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.

Only owners of record of shares of common stock of the Company as of the close of business on April 12, 2013, the “record date,” are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the meeting.  Each owner of record is entitled to one vote for each share of common stock held.  On the record date, there were 41,680,902 shares of common stock outstanding.

These proxy solicitation materials are first being mailed on or about April 19, 2013, to all stockholders entitled to notice of, and to vote at, the special meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2013.

The notice of the special meeting of stockholders and proxy statement are available at
www.cstproxy.com/wafergen/sm2013.

ABOUT THE SPECIAL MEETING AND VOTING

What am I being asked to vote on at the meeting?

You will be voting on the following proposals:

1.
To approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 300,000,000 to up to 1,000,000,000 at any time within one year after stockholder approval is obtained;

2.
To approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-ten and not more than one-for-100, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion; and

3.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing proposals.

As described in this proxy statement, the board of directors believes these proposals are in the best interests of our Company and its stockholders.

The board of directors is not aware of any other matters to be brought before the meeting.  If any other business is properly raised at the meeting or any adjournments or postponements thereof, the proxy holders may vote any shares represented by proxy in their discretion.

What is a proxy statement and what is a proxy?

A proxy statement is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf.  A proxy is your legal authorization of another person to vote the stock you own.  That other person is referred to as a proxy holder.  We have designated two of our officers to serve as proxy holders for the special meeting.  All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of WaferGen common stock is reflected directly on the books and records of our transfer agent, Continental Stock Transfer & Trust Company.  If you hold stock through an account with a bank, broker, nominee or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record.  For shares held in street name, the stockholder of record is your bank, broker, nominee or similar organization.  We only have access to ownership records for the registered shares.

How do I vote?

It is not necessary to attend the special meeting to vote.  If you are a stockholder of record, you may vote by proxy by mail pursuant to the instructions on the proxy card provided. If you hold shares beneficially in street name, you may vote by proxy by following the voting instruction card provided to you by your broker, bank or nominee. The availability of Internet voting or telephone voting for stockholders whose shares are held in street name may depend on the voting procedures of that organization.

If you are a stockholder of record and you attend the special meeting, you may vote at the meeting by ballot. If you hold your shares in street name and you wish to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker, nominee or other holder of record.

What vote is required to approve the proposals?

Proposals 1 and 2 will be approved if a quorum is present and shares representing a majority of the voting power of the issued and outstanding common stock as of the record date are voted in favor of the applicable proposal. Proposal 3 will be approved if a majority of the shares of common stock having voting power and present, in person or by proxy, at the special meeting are voted in favor of the proposal.

What is a quorum for the special meeting?

A “quorum” is the presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote at the meeting.  A quorum will be necessary to conduct business at the special meeting.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you sign and return a proxy without providing specific voting instructions, then the proxy holders will vote your shares “FOR” the proposals to be presented at the special meeting, and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the special meeting.

If you hold shares in street name through a broker, bank or other nominee and do not vote your shares or provide voting instructions, your nominee may generally vote for you on “routine” proposals but not on “non-routine” proposals.  If your nominee does not receive instructions from you on how to vote your shares on a non-routine proposal, your nominee will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares.  This is referred to as a “broker non-vote.”  Any broker non-vote on a proposal presented in this proxy statement will have the same effect as a vote against the proposal.  We believe, however, that each proposal presented in this proxy statement will be considered a routine proposal under applicable rules, so we do not anticipate broker non-votes.

What happens if I abstain from voting?

If you indicate that you wish to “abstain” from voting on any proposal, your vote will have the same effect as a vote against the proposal.  Abstentions are included in determining whether a quorum is present for the meeting.

What if I want to change my vote?

If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the special meeting by:

•	timely delivering a properly executed, later-dated proxy;

•	delivering a written revocation of your proxy to our Secretary, John Harland, at our principal executive offices; or

•	voting in person at the meeting.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What do I need to do if I plan to attend the meeting in person?

All stockholders must present a form of personal identification in order to be admitted to the meeting. If your shares are held in street name through a bank, broker or other nominee, we may require additional proof of your ownership as of the record date, such as a copy of your brokerage account statement or a copy of your notice or voting instruction card.  If you plan to attend the special meeting and require directions, please contact our Secretary, John Harland, at (510) 651-4450.

Do I have a dissenter’s right of appraisal?

Under Nevada law and our governing documents, our common stockholders do not have appraisal rights in connection with this solicitation.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies which may include engagement of a proxy solicitor.  We may reimburse brokers and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy materials to stockholders.  Our directors, officers and employees also may solicit proxies by mail, telephone, facsimile, email and personal contact.  They will not receive any compensation for doing so.

Where can I find the voting results of the special meeting?

We will report voting results of the special stockholders meeting in a Form 8-K filed with the SEC no later than four business days following the meeting.

PROPOSAL NO. 1

APPROVAL OF DISCRETIONARY AMENDMENT TO ARTICLES OF
INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

Our board of directors is proposing for stockholder approval an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 300,000,000 to up to 1,000,000,000, subject to the further discretion of the board of directors to implement or abandon the authorized share increase and set the exact number of authorized shares, at any time within one year after stockholder approval is obtained.

If the stockholders approve this Proposal 1, the board of directors will have the authority to decide, at any time within one year after stockholder approval is obtained, whether to implement the authorized share increase.  If the board of directors decides to implement the authorized share increase, the authorized share increase will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Authorized Share Amendment”).

The board of directors reserves the right, even after stockholder approval, to abandon the proposed Authorized Share Amendment if the board of directors determines that it is not in the best interests of the Company and its stockholders. If the Authorized Share Amendment is not implemented by the board of directors within one year after stockholder approval is obtained, the proposal will be deemed abandoned, without any further effect.

The form of the proposed Authorized Share Amendment to accomplish the authorized share increase is attached to this proxy statement as Appendix A.

Background and Reasons for the Increase in Authorized Shares

Current Capitalization. Our Amended and Restated Articles of Incorporation currently authorizes us to issue a maximum of 300,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.  As of April 2, 2013, our issued and outstanding securities were as follows:

•	41,680,902 shares of common stock;

•
2,937,499.97 shares of Series A-1 Convertible Preferred Stock which, with cumulative undeclared dividends, were convertible into 32,196,750 shares of common stock, with future undeclared dividends potentially convertible into an additional 2,758,171 shares of common stock;

•
$16,743,740 in principal amount of convertible promissory notes which, with accrued interest, were, convertible into 29,383,053 shares of common stock, with future accrued interest potentially convertible into an additional 2,511,212 shares of common stock;

•	Warrants and comparable instruments to purchase 70,379,320 shares of common stock; and

•	Options to purchase 12,082,104 shares of common stock.

In addition, as of April 2, 2013, our Malaysian subsidiary had 4,567,066 Convertible Preference Shares outstanding, which as of such date are potentially convertible into 50,051,356 shares of the Company’s common stock, and there were 3,300,000 shares of common stock reserved for future issuance under our equity compensation plan and other compensation arrangements.  Accordingly, as of April 2, 2013, 244,342,868 of the 300,000,000 authorized shares of our common stock are currently issued or reserved, with 55,657,132 shares of our common stock remaining unissued and unreserved for future issuance.

Reasons for the Increase.  Our board of directors believes that it is advisable and in our best interests and those of our stockholders to have available additional authorized but unissued shares of common stock in order to maintain the flexibility to use such shares for future financing and business purposes.

Although we currently have no specific plan, agreement or understanding regarding the issuance of the additional shares of common stock resulting from the proposed amendment, the additional shares of common stock would be available to the board of directors for various purposes, including:

•	Raising equity capital;

•	Restructuring the shares of Series A-1 Convertible Preferred Stock and convertible promissory notes issued in our May 2011 private placement transaction (the “May 2011 Preference Securities”);

•	Providing equity incentives to employees, officers and directors;

•	Expanding our business through acquisitions or other strategic transactions; and

•	Other general corporate purposes.

As described in our Annual Report on Form 10-K for the year ended December 31, 2012, we expect to require additional equity financing.  Although we believe we will have sufficient funding for our operations at least into the fourth quarter of 2013, we are exploring various possible financing alternatives to support the Company’s operations thereafter.  Consequently, the board of directors believes the increase in authorized common shares may be critical to our ongoing efforts to raise additional capital for future operations and may also give us the flexibility to better negotiate a capital restructuring.

For example, to facilitate our ability to secure additional equity investment it may be necessary to restructure the May 2011 Preference Securities.  The holders of those securities have indicated a willingness to consider a restructuring transaction, including the possibility of converting their holdings into common stock or common stock equivalents, which we expect would require us to issue a number of shares of common stock or common stock equivalents in excess of the number of shares currently authorized and available under our Amended and Restated Articles of Incorporation.  Consequently, the board believes the increase in authorized common shares may be required to enable such a restructuring if necessary and in the best interests of the Company and its stockholders.  However, we have no binding commitments for any transactions at this time and there can be no assurance that we will consummate a capital restructuring or any other transaction.

Board Discretion to Implement the Authorized Share Increase

If the stockholders approve this Proposal 1, the board of directors would effect an authorized share increase only upon the board of directors’ determination that doing so would be in the best interests of the Company and its stockholders at the time of the authorized share increase.  If the board of directors were to implement the authorized share increase, the board of directors would determine in its sole discretion the timing of the authorized share increase and the total number of shares to be authorized, up to a maximum of 1,000,000,000.

Like the currently authorized but unissued shares of our common stock, the additional shares of common stock authorized by this proposal would be available for issuance without further action by our stockholders, unless further action is required by law or applicable listing rules of any stock exchange on which our common stock may be listed at the time of issuance.  The authorization of additional shares of common stock would enable us, as the need may arise, to take advantage of market conditions and favorable opportunities without the delay and expense associated with the holding of a special meeting of our stockholders.

Possible Effects of Increasing Our Authorized Shares of Common Stock

The additional shares of common stock, if issued, would have the same rights and privileges as the shares of common stock now issued. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance is pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.  Depending on the terms of a future capital raising transaction or recapitalization of the Company, this dilution could be significant.

The increase in authorized but unissued shares of common stock, under certain circumstances, could have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company or its stockholders. The increase in authorized common shares therefore may have the effect of discouraging unsolicited takeover attempts or diluting the ownership of the bidder. By potentially discouraging initiation of any such unsolicited takeover attempts the increase in authorized but unissued shares may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increase in authorized shares may have the effect of permitting the Company’s current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the company’s business. However, the board of directors is not aware of any attempt to take control of the Company and the board of directors has not approved the proposed increase in authorized but unissued common shares with the intent that it be utilized as a type of anti-takeover device.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of shares representing a majority of the voting power of the issued and outstanding common stock as of the record date is required to approve the grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 300,000,000 to up to 1,000,000,000 at any time within one year after stockholder approval is obtained.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 1.

PROPOSAL NO. 2

APPROVAL OF DISCRETIONARY AMENDMENT TO ARTICLES OF
INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK

Our board of directors has adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to amend our Amended and Restated Articles of Incorporation to effect a reverse split of our outstanding shares of common stock within a range of one share of common stock for every ten shares of common stock to one share of common stock for every 100 shares of common stock, with the exact reverse ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion prior to the effective time of the reverse stock split.

If the stockholders approve this Proposal 2, the board of directors will have the authority to decide, at any time within one year after stockholder approval is obtained, whether to implement the reverse stock split and the precise ratio of the reverse stock split.  If the board of directors decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Reverse Split Amendment”).

The board of directors reserves the right, even after stockholder approval, to abandon the proposed Reverse Split Amendment if the board of directors determines that it is not in the best interests of the Company and its stockholders. If the Reverse Split Amendment is not implemented by the board of directors within one year after stockholder approval is obtained, the proposal will be deemed abandoned, without any further effect.

The form of the proposed Reverse Split Amendment to accomplish the reverse stock split is attached to this proxy statement as Appendix B.

Background and Reasons For the Reverse Stock Split

The primary objectives of the board of directors for the reverse stock split are to (1) raise the per share trading price of our common stock to levels more attractive to investors and (2) increase the number of common shares available for issuance for future financing and business purposes.

Our common stock is currently available for trading in the over-the-counter market and is quoted on the OTC Bulletin Board under the symbol “WGBS.OB.”  As of April 15, 2013, the last reported closing price of our common stock was $0.04.  Our board of directors believes the anticipated increase in the trading price of our common stock resulting from the reverse stock split could make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Our board of directors believes that the reverse stock split may make our common stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our common stock.  In addition, the reverse stock split may enhance our ability to have our common stock listed on a national securities exchange, such as the NASDAQ Capital Market, although we cannot provide any assurance that our minimum bid price would be or remain following the reverse stock split over the minimum bid price requirement of any such stock exchange or that we will otherwise quality for such a listing.  Accordingly, our board of directors believes that approval of the reverse stock split is advisable and the best interests of the Company and our stockholders.

The reverse stock split would also reduce the number of shares of common stock outstanding without reducing the total number of authorized shares of common stock.  As a result, we would have a larger number of authorized but unissued common shares.  As described in Proposal 1, our board of directors believes that it is advisable and in the best interests of the Company and our stockholders to have available additional authorized but unissued common shares in order to maintain flexibility to use such shares for future financing and business purposes, including the potential for raising additional capital or negotiating a restructuring or our existing capital structure.  See “Proposal 1—Background and Reasons for the Increase in Authorized Shares—Reasons for the Increase,” for a more detailed description of the possible uses for the additional authorized but unissued shares of common stock.

Board Discretion to Implement the Reverse Stock Split

The board of directors believes that having the discretion to determine the exact reverse split ratio within the specified range of one-for-ten to one-for-100 provides the flexibility to implement the reverse stock split in a manner designed to achieve the desired results of the reverse stock split.  In determining whether to implement the reverse stock split and the precise reverse stock split ratio, if any, the board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of common stock outstanding;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the impact on the Company’s capitalization, including the number of authorized but unissued common shares resulting from the ratio; and

•	prevailing general market and economic conditions.

In determining the reverse split ratio, the board of directors would seek to set the ratio at a level that is in the best interests of the Company and its stockholders at the time of the reverse stock split.

Principal Effects of the Reverse Stock Split

Effect on Issued and Outstanding Common Stock. Depending on the ratio for the reverse stock split determined by our board of directors, a minimum of ten and a maximum of one hundred shares of existing common stock will be combined into one new share of common stock.  Based on 41,680,902 shares of common stock issued and outstanding as of April 15, 2013, immediately following the reverse stock split the Company would have approximately 4,168,090 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10, and 416,809 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-100.  Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 416,809 and 4,168,090 shares.

The actual number of shares issued after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will be rounded up to the next whole number.  In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Effect on Authorized Shares of Common Stock.  The reverse stock split will not change the number of authorized shares of common stock under the Company’s Amended and Restated Articles of Incorporation.  Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Our Amended and Restated Articles of Incorporation currently authorizes us to issue a maximum of 300,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.  See “Proposal 1—Background and Reasons for the Increase in Authorized Shares—Reasons for the Increase,” for a description of the possible uses for any additional authorized but unissued common shares.

By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company or its stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts or diluting the holdings of a potential bidder.  By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting the Company’s current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the company’s business. However, the board of directors is not aware of any attempt to take control of the Company and the board of directors has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities.  Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Par Value of Common Stock and Accounting Matters.  The reverse stock split will not affect the par value of our common stock, which will remain at $0.001 per share.  As a result, as of the effective time of the reverse stock split, the stated capital attributable to our common stock on the Company’s balance sheet (which consists of the par value per share of our common stock multiplied by the aggregate number of the issued shares of common stock) will be reduced proportionately based on the reverse stock split ratio selected by the board of directors, and the additional paid-in-capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of common stock) will be credited with the amount by which the stated capital is reduced.  The per-share net income or loss and net book value of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Not a Going Private Transaction. Because fractional shares resulting from a reverse stock split would be rounded up, implementation of a reverse stock split would not change the number of record holders.  The board of directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Financial Statements

Our audited financial statements and certain other financial information for the fiscal year ended December 31, 2012 are incorporated by reference into this proxy statement, as described below under the heading “Where You Can Find Additional Information.”  Representatives of SingerLewak LLP, our independent registered public accounting firm for 2012 and 2013, are not expected to be present at the special meeting.

Risks Associated with Reverse Stock Split

A primary objective of the proposed reverse stock split is to combine the issued and outstanding shares of common stock into a smaller number of shares so that the shares of common stock will trade at a higher price per share than recent trading prices.  Although the Company expects that the reverse stock split would result in an increase in the market price of our common stock, the reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of issued shares of common stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC. If the reverse stock split is accomplished and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Although the board of directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•
The reduced number of outstanding shares of common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock. Although the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•	A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock.

•
There can be no assurance that the market price per share of common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split.

•
The total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•
The increase in the ratio of authorized but unissued shares of common stock to issued shares of common stock resulting from the reverse stock split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or Bylaws.

Implementation of the Reverse Stock Split

Effective Time.  If Proposal 2 is approved at the special meeting and the board of directors elects, in its sole discretion, at any time during the one year following stockholder approval to implement the reverse stock split, the reverse stock split will become effective upon the filing (the “Effective Time”) of the Reverse Split Amendment with the Secretary of State of the State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the reverse stock split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the amendment to the Company’s articles of incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split.  If a certificate of amendment effecting the reverse stock split has not been filed with the Secretary of State of the State of Nevada within one year after approval by the stockholders, our board of directors will abandon the reverse stock split.

Fractional Shares. We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares to stockholders of record, we will round up to the next whole number of shares.

Exchange of Stock Certificates. Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split, subject to the treatment of fractional shares described above. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

Beneficial Holders of Common Stock. Upon the implementation of the reverse stock split, it is expected that shares held by stockholders through a bank, broker, custodian or other nominee will generally be treated in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and treatment of fractional share interests.  Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the reverse stock split by a U.S. stockholder. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e. a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences will result from the reverse stock split:

•	A stockholder will not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

•	the aggregate tax basis of the shares deemed received by a stockholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

•	the holding period of the shares received by a stockholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of shares representing a majority of the voting power of the issued and outstanding common stock as of the record date is required to approve the grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect the reverse stock split, at any time within one year after stockholder approval is obtained, within the range of one-for-ten to one-for-100, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 2.

PROPOSAL NO. 3

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING,
IF NECESSARY, TO SEEK ADDITIONAL PROXIES

If the special meeting is convened and a quorum is present, but there are not sufficient votes to approve the proposed discretionary amendments to our Amended and Restated Articles of Incorporation to effect the authorized share increase (Proposal 1) and the reverse stock split (Proposal 2), we may move to adjourn the special meeting at that time to solicit additional proxies in favor of the proposals.

In this Proposal 3, we are asking our stockholders to vote in favor of the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2.  If the stockholders approve this Proposal 3, we could adjourn the special meeting and use the additional time to solicit proxies from stockholders in favor of Proposals 1 and 2, including soliciting proxies from stockholders who have previously voted against the proposals.  If it is necessary to adjourn the special meeting, no notice of the adjourned meeting is required to be given to stockholders if the date, time and place of the adjourned meeting are announced at the special meeting at which the adjournment is taken and a new record date is not set for the adjourned meeting.  At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

The board believes that if the number of shares of our common stock present, in person or by proxy, at the special meeting and voting in favor of Proposals 1 and 2 is insufficient to approve Proposals 1 or 2, it is in the best interests of our stockholders to authorize our board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposals for their approval.

Vote Required for Approval

Provided a quorum is present, approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2 requires the affirmative vote of a majority of the shares of common stock having voting power and present, in person or by proxy, at the special meeting.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 3.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is: c/o WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, CA 94555. Shares of our common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 2, 2013, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.

	Number of
	Shares		Percentage
	Beneficially		Beneficially
Name of Beneficial Owner	Owned		Owned (1)
5% Holders:
The Shivji Family Trust dated June 12, 2000	4,706,072	(2)	10.75%
Entities affiliated with Deerfield Management Co., L.P. Series C	4,623,493	(3)	9.99%
Entities affiliated with Great Point Partners, LLC	4,623,493	(4)	9.99%
Merlin Nexus III, LP	4,623,493	(5)	9.99%
William L. Collins	4,340,727	(6)	9.79%
Directors and Executive Officers:
Alnoor Shivji	8,607,054	(7)	19.14%
Robert Coradini	1,644,265	(8)	3.82%
Ivan Trifunovich	1,000,000	(9)	2.34%
Joel Kanter	974,270	(10)	2.29%
Dr. R. Dean Hautamaki	886,943	(11)	2.10%
Dr. Timothy Triche	316,000	(12)	*
Makoto Kaneshiro	310,000	(13)	*
John Harland	251,250	(14)	*
Scott Davidson	150,000	(15)	*
Joseph Pesce	150,000	(15)	*
Directors and Executive Officers as a Group (10 persons)	14,289,782		28.60%
__________

*	Less than 1%

(1)	Based on 41,680,902 shares of our common stock issued and outstanding as of April 2, 2013.

(2)
Includes 384,615 shares of common stock issuable on conversion of Series A-1 Convertible Preferred Stock, 384,615 shares of common stock issuable on conversion of Convertible Promissory Notes and 1,323,290 shares of common stock issuable upon the exercise of currently exercisable warrants. Alnoor Shivji and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust dated June 12, 2000 (“The Shivji Family Trust”). Its address is 692 Hillcrest Terrace, Fremont, CA 94539. See also footnote (7) in this section.

(3)
Consists of 4,623,493 shares of common stock issuable upon conversion of Series A-1 Convertible Preferred Stock collectively owned by each of Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund L.P. (collectively, the “Deerfield Owners”). Does not include (i) 8,357,275 shares of common stock issuable on conversion of Series A-1 Convertible Preferred Stock, (ii) 12,980,761 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible

Promissory Notes, and (iii) 24,822,876 shares of common stock issuable upon the exercise of warrants collectively owned by the Deerfield Owners. The provisions of such preferred stock and warrants restrict the conversion and exercise, respectively, of such preferred stock and warrants to the extent that, after giving effect to such conversion or exercise, the holder of the preferred stock and warrants and its affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.985% and 9.98%, respectively, of the number of shares of Common Stock of the Issuer outstanding immediately after giving effect to such conversion or exercise, respectively (the “Ownership Cap”). Therefore, the reporting persons could be deemed to beneficially own such number of shares underlying such preferred stock and warrants as would result in total beneficial ownership by such reporting persons up to the Ownership Cap of 9.985%. James E. Flynn has the power to vote or dispose of the securities held by each of the Deerfield Owners, and his address is c/o Deerfield Management Co., L.P. Series C, 780 Third Avenue, 37th Floor, New York, NY 10017.

(4)
Consists of 4,623,493 shares of common stock issuable upon conversion of Series A-1 Convertible Preferred Stock collectively owned by each of Biomedical Value Fund, LP (“BVF”), Biomedical Offshore Value Fund, Limited (“BOVF”), Biomedical Institutional Value Fund, LP (“BIVF”), Lyrical Multi-Manager Fund, LP (“Lyrical”), Lyrical Multi-Manager Offshore Fund, Ltd., (“LMMO”), Class D Series of GEF-PS, LP (“GEF-PS”), David J. Morrison (“Morrison”), WS Investments III, LLC (“WS”), Thomas C. Jay QPERT (“QPERT”), Carolyn Jay Trust (“Carolyn Trust”), Jeffrey Jay Jr. Trust (“Jay Trust”) and Jeffrey and Mary Ellen Jay (“Jay,” and together with QPERT, Carolyn Trust and Jay Trust, the “Jay Owners”). Does not include (i) 8,116,896 shares of common stock issuable on conversion of Series A-1 Convertible Preferred Stock, (ii) 12,740,379 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes, and (iii) 24,363,196 shares of common stock issuable upon the exercise of warrants collectively owned by each of BVF, BOVF, BIVF, Lyrical, LMMO, GEF-PS, Morrison, WS and the Jay Owners, the conversion or exercise of which would result in total beneficial ownership by such reporting persons exceeding the Ownership Cap of 9.985%. Great Point Partners, LLC is the investment manager with respect to the shares beneficially owned by each of BVF, BOVF, BIVF, Lyrical, LMMO, GEF-PS, Morrison, and WS. Jeffrey R. Jay has the sole voting and sole dispositive power with respect to the shares beneficially owned by the Jay Owners. All of these funds are administered by Great Point Partners, LLC, whose address is 165 Mason Street, 3rd Floor, Greenwich, CT 06830. See also footnote (15) in this section.

(5)
Consists of (i) 2,403,846 shares of common stock issuable upon conversion of Series A-1 Convertible Preferred Stock, and (ii) 2,219,647 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes. Does not include (i) 184,198 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes, and (ii) 4,596,829 shares of common stock issuable upon the exercise of warrants, the exercise of which would result in total beneficial ownership by such reporting person exceeding the Ownership Cap of 9.985%. The address of Merlin Nexus III, LP is 424 West 33rd Street, Suite 520, New York, NY 10001.

(6)
Includes 1,600,000 shares held by William L. Collins 2009 GRAT, 7,736 shares held by affiliates of Brencourt Advisors, LLC, 1,230,770 shares of common stock issuable upon the exercise of currently exercisable warrants held by William L. Collins 2009 GRAT and 1,427,339 shares of common stock issuable upon the exercise of currently exercisable warrants held by affiliates of Brencourt Advisors, LLC. William L. Collins has voting control and investment power over, but disclaims beneficial ownership of, the securities managed owned by William L. Collins 2009 GRAT. William L. Collins is the CEO and Managing Member of Brencourt Advisors, LLC, but lacks sole voting control and investment power over and disclaims beneficial ownership of the securities managed by Brencourt Advisors, LLC. Brencourt Advisors, LLC’s and William L. Collins’s address is 600 Lexington Avenue, 8th Floor, New York, NY 10022.

(7)
Consists of (i) 2,554,529 shares of common stock, (ii) 615,385 shares of common stock issuable upon the exercise of currently exercisable warrants, (iii) 511,666 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iv) 2,613,552 shares of common stock held by The Shivji Family

Trust, (v) 384,615 shares of common stock issuable on conversion of Series A-1 Convertible Preferred Stock held by The Shivji Family Trust, (vi) 384,615 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes held by The Shivji Family Trust, (vii) 1,323,290 shares of common stock issuable upon the exercise of currently exercisable warrants held by The Shivji Family Trust, (viii) 48,333 shares of common stock held by each of the Shivji Children’s Trust fbo Zahra Shivji, the Shivji Children’s Trust fbo Suraya Shivji and the Jameel Shivji Irrevocable Trust (the “Shivji Children’s Trusts”), and (ix) 24,801 shares of common stock issuable upon the exercise of currently exercisable warrants held by each of the three Shivji Children’s Trusts. Excludes options to purchase 150,000 shares of common stock that are not exercisable within 60 days. Mr. Shivji and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust and each of the three Shivji Children’s Trusts (together, the “Shivji Trusts”). Mr. Shivji disclaims beneficial ownership of the securities held by each of the Shivji Trusts, except to the extent he has a pecuniary interest therein. See also footnote (2) in this section.

(8)
Consists of (i) 314,391 shares of common stock, (ii) 240,384 shares of common stock issuable on conversion of Series A-1 Convertible Preferred Stock, (iii) 240,384 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes, (iv) 599,106 shares of common stock issuable upon the exercise of currently exercisable warrants, and (v) 250,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 150,000 shares of common stock that are not exercisable within 60 days.

(9)
Consists of 1,000,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 2,000,000 shares of common stock that are not exercisable within 60 days.

(10)
Consists of (i) 30,000 shares of common stock, (ii) 96,153 shares of common stock issuable on conversion of Series A-1 Convertible Preferred Stock, (iii) 96,154 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes, (iv) 183,873 shares of common stock issuable upon the exercise of currently exercisable warrants, (v) 305,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (vi) 75,000 shares of common stock held by the Kanter Family Foundation, (vii) 48,076 shares of common stock issuable on conversion of Series A-1 Preferred Stock held by the Kanter Family Foundation, (viii) 48,077 shares of common stock issuable on conversion of Series A-2 Convertible Preferred Stock on conversion of Convertible Promissory Notes held by the Kanter Family Foundation, and (ix) 91,937 shares of common stock issuable upon exercise of currently exercisable warrants held by the Kanter Family Foundation. Excludes options to purchase 175,000 shares of common stock that are not exercisable within 60 days. Mr. Kanter has voting control and investment power over, but disclaims beneficial ownership of, the securities owned by the Kanter Family Foundation.

(11)
Consists of (i) 13,750 shares of common stock, (ii) 560,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iii) 226,883 shares of common stock held by Cojack Investment Opportunities, LLC (“Cojack”), and (iv) 86,310 shares of common stock issuable upon the exercise of currently exercisable warrants held by Cojack. Excludes options to purchase 150,000 shares of common stock that are not exercisable within 60 days.

(12)
Consists of (i) 10,000 shares of common stock, and (ii) 305,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 162,000 shares of common stock that are not exercisable within 60 days.

(13)
Consists of (i) 30,000 shares of common stock, and (ii) 280,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 150,000 shares of common stock that are not exercisable within 60 days.

(14)
Consists of 251,250 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 368,750 shares of common stock that are not exercisable within 60 days.

(15)
Consists of 150,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 150,000 shares of common stock that are not exercisable within 60 days. Scott Davidson and Joseph Pesce do not beneficially own any shares of WaferGen Bio-systems, Inc. Their options are held solely as nominees for funds managed by Great Point Partners, LLC (whose interests are recorded in footnote (4) in this section), of whom they are both managing directors.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This proxy statement, and the information incorporated by reference into this proxy statement, include forward-looking statements. Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from historical experience or our present expectations.  Factors that could cause these differences include, but may not be limited to, the factors set forth in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Form 10-K and other reports subsequently filed with the SEC.

The forward-looking statements made in this report, or incorporated herein by reference, relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Caution should be taken not to place undue reliance on our forward-looking statements.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for our next annual meeting is a reasonable time before we begin to print and send our proxy materials.  Such proposals must comply with any applicable requirements of our Bylaws and Regulation 14A of the Exchange Act and received at our principal executive offices, 7400 Paseo Padre Parkway, Fremont, California 94555, Attn: President, no later than the deadline. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, that permit them to prove the date of delivery. Pursuant to SEC rules, submitting a proposal does not guaranty that it will be included in the proxy materials.

The deadline for submitting a stockholder proposal that is not to be included in our proxy statement and form of proxy for the next annual meeting is a reasonable time before we begin to send our proxy materials.  Pursuant to Rule 14a-4(c) under the Exchange Act, if we do not receive notice of a stockholder proposal a reasonable time before we send our proxy materials for such annual meeting, then our designated proxy holders will be allowed to use discretionary authority to vote on the proposal if it is raised at the meeting, without any discussion of the matter in the proxy statement.  The presiding officer or chairman of the annual meeting of stockholders may refuse to accept any such proposal that is not submitted by the deadline or in proper form.

We will, in a timely manner, inform stockholders of the planned date of our next annual meeting and the effect of such date on the deadlines described above by including a notice under Item 5 in our earliest possible quarterly report on Form 10-Q, or if that is impracticable, by any means reasonably calculated to inform stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit us to send a single set of proxy materials to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. However, upon written request to our Secretary, John Harland, at our principal executive offices located at 7400 Paseo Padre Parkway, Fremont, California 94555 or by telephone to (510) 651-4450, you may revoke your decision to household, and we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Similarly, you may also contact our Secretary, John Harland, if you received multiple copies of the proxy statement and would prefer to receive a single copy in the future.

A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room.

We incorporate by reference in this proxy statement Items 7, 8 and 9 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

OTHER MATTERS

We do not know of any items, other than those referred to in the accompanying notice of special meeting of stockholders, which may properly come before the special meeting or other matters incident to the conduct of the meeting. If any other matters properly come before the special meeting, it is intended that the proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

John Harland
Secretary

Fremont, California
April 19, 2013

Appendix A

Form of Certificate of Amendment

to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: WaferGen Bio-systems, Inc.

2.	The Amended and Restated Articles of Incorporation (the “Articles”) have been amended as follows:

The first paragraph of Article FOURTH is hereby amended to read, in its entirety, as follows:

A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the corporation is authorized to issue is [_______________ (__________)] shares.  [_______________ (__________)] shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001).  Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________

4.	Effective date of filing (optional): ___________ (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (Required): ______________________

A-1

Appendix B

Form of Certificate of Amendment

to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: WaferGen Bio-systems, Inc.

2.	The Amended and Restated Articles of Incorporation (the “Articles”) have been amended as follows:

Article FOURTH is hereby amended by adding the following paragraph immediately after the first paragraph of Article Fourth:

Upon the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada (the “Effective Time”), each [______ (__)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). The Reverse Stock Split shall not affect the total number of shares of Common Stock that this corporation is authorized to issue, which shall remain as set forth in the first sentence of this Part A. of Article FOURTH.  No fractional shares shall be issued in connection with the Reverse Stock Split.  Shares shall be rounded up to the nearest whole share.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined, subject to the rounding up of any fractional share interests as described above.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________

4.	Effective date of filing (optional): ___________ (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (Required): ______________________

B-1

PROXY FOR COMMON STOCK

WAFERGEN BIO-SYSTEMS, INC.

Special Meeting of Stockholders, May 30, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF WAFERGEN BIO-SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the special meeting of stockholders to be held on May 30, 2013, the proxy statement and all other proxy materials and appoints Ivan Trifunovich and John Harland, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of WaferGen Bio-systems, Inc. that the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the special meeting of the stockholders of the company to be held on May 30, 2013 at 10:00 a.m. Pacific Time at the company’s offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side. If you plan to attend the special meeting and require directions, please contact our Secretary, John Harland, at (510) 651-4450.

The Board of Directors recommends a vote “FOR” each of the proposals listed on the reverse side. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made for a proposal listed on the reverse side, this proxy will be voted for such proposal. The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders to be Held on May 30, 2013.

The notice of the special meeting of stockholders and proxy statement are available at www.cstproxy.com/wafergen/sm2013.

SPECIAL MEETING PROXY CARD
Please mark your votes like this	X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

1. Approval of grant of discretionary authority to the Board of Directors to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, $0.001 par value per share, of the Company from 300,000,000 to up to 1,000,000,000 at any time within one year after stockholder approval is obtained.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Approval of grant of discretionary authority to the Board of Directors to amend the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock of the Company, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-ten and not more than one-for-100, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposals 1 and 2.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED.  IF NO CONTRARY INDICATION IS MADE FOR A PROPOSAL, THE PROXY WILL BE VOTED FOR THE PROPOSAL, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date

NOTE: Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲